SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C. 20549
<P>
                 -------------------------
<P>
                    AMENDMENT NO. 1 TO
                         FORM 8-K
<P>
                 -------------------------
<P>
                      CURRENT REPORT
<P>
           PURSUANT TO SECTION 13 OR 15(D) OF
           THE SECURITIES EXCHANGE ACT OF 1934
<P>
   Date of Report (Date of earliest event reported):
                     August 25, 2000
<P>
                    THE AUXER GROUP, INC.
<P>
    (Exact Name of Registrant as Specified in Its Charter)
<P>
                        Delaware
       (State or Other Jurisdiction of Incorporation)
<P>
        0-30440                       22-3537927
      -----------                    -------------
(Commission File Number)   (IRS Employer Identification No.)
<P>
12 Andrews Drive, West Paterson, New Jersey         07424
(Address of Principal Executive Offices)          (Zip Code)
<P>
                      (973) 890-4925
    (Registrant's Telephone Number, Including Area Code)
<P>
Former Name or Former Address, if Changed Since Last Report)
<P>
ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
<P>
Pursuant to a Contract for the Sale of Goods (the "Agreement") effective August 10, 2000, Auxer Telecom, Inc. a wholly owned subsidiary of The Auxer Group, Inc., a Delaware corporation (the "Company"), purchased two Magellan Switches and accessories described as: CDR Format DBF; Fraud Detection; Software Version 4.333; Two (2) M4000 LNX Driven NT based platforms, 64 ports each; redundant CPU's and power supplies (the "Equipment") from Chasin of Long Beach, Inc. d/b/a Colbie Pacific Capital ("Colbin") (the "Acquisition"). The total purchase price paid for the equipment by the Company was $568,000 payable as follows:
$10,000 upon the execution of the Agreement and commencing October 1, 2000 and continuing on the 1st day of each successive month thereafter, the Company shall pay additional monthly installments of $10,000 for a series of ten (10) payments. On August 1, 2000, the Company shall pay the Seller the sum of $458,000.
<P>
The Agreement was executed by the Company on August 25, 2000. The Acquisition was approved by the unanimous consent of the Board of Directors of the Company and Colbin on August 25, 2000.
<P>
ITEM 7. FINANCIAL STATEMENTS
<P>
The pro forma combined balance sheets as of June 30, 2000 and pro forma consolidated statements of operations for the periods ending June 30, 2000 and December 31, 1999 are filed herewith.
<P>
     INTRODUCTION TO UNAUDITED PRO FORMA COMBINED
                FINANCIAL STATEMENTS
<P>
The following unaudited pro forma consolidated statements of operations reflect adjustments to Auxer's historical consolidated statements of operations for the year ended December 31, 1999 and the six months ended June 30, 2000, to give effect to the acquisition of equipment by the newly formed subsidiary Auxer Telecom as if it had occurred on January 1, 1999.
<P>
The unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of operations of Auxer would have been assuming the transactions had been completed as set forth above, nor do they purport to represent Auxer's results of operations for future periods.
<P>
The following unaudited pro forma combined balance sheet reflects adjustments to Auxer's historical consolidated balance sheet at June 30, 2000 to give effect to this purchase.
<P>
The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and related notes to Auxer.
<P>
                   THE AUXER GROUP, INC.
<P>
               UNAUDITED PROFORMA CONSOLIDATED
                    FINANCIAL STATEMENTS
<P>
                          Index
<P>
Financial Statements:
<P>
Unaudited Proforma Combined Balance Sheets - 6/30/00
<P>
Unaudited Proforma Consolidated Statements
 of Operations - 06/30/2000
<P>
Unaudited Proforma Consolidated Statements
 of Operations - 12/31/1999
<P>
Notes to Unaudited Proforma Consolidated Financial
Statements
<P>

                           THE AUXER GROUP, INC.
<P>
               UNAUDITED PROFORMA COMBINED BALANCE SHEET
<P>
                              JUNE 30, 2000
                              Auxer           Auxer         Pro Forma        Pro Forma
Assets                        Group           Telecom       Adjustments      Combined
-----------------------------------------------------------------------------------------
Current Assets
  Cash                       $     9,420     $              $               $     9,420
  Accounts receivable, net       362,696                                        362,696
  Inventory                      639,386                                        639,386
  Receivable from Auxer Telecom   10,000                          (10,000)            0
                              -----------------------------------------------------------
    Total Current Assets       1,021,502               0          (10,000)    1,011,502
<P>
  Property and equipment, net     79,949         415,468                        495,417
  Other assets                    45,396                                         45,396
                              -----------------------------------------------------------
    Total Assets             $ 1,146,847     $   415,468    $     (10,000)  $ 1,552,315
                              ===========================================================
<P>
          LIABILITIES AND CAPITAL
Current Liabilities
  Accounts payable and
    accrued expenses         $   350,948     $    91,680    $                   442,628
  Credit line                     64,203                                         64,203
  Payable to Auxer group               -          10,000          (10,000)            0
  Notes payable                   84,278         509,334                        593,612
  Notes payable-shareholders      85,368                                         85,368
                              -----------------------------------------------------------
    Total Current Liabilities    584,797         611,014          (10,000)    1,185,811
<P>
Long term debt, less
 current maturities                3,702                                          3,702
<P>
Stockholders' Equity
  Common stock, 150,000,000
   shares authorized at
   $.001 par value                78,912                                         78,912
  Preferred stock 25,000,000
   shares authorized at
   $.001 par value, 2,750,000
   outstanding in 1999             2,750                                          2,750
  Additional paid in capital   5,883,416                                      5,883,416
  (Deficit)                   (5,406,730)       (195,546)                    (5,602,276)
                            -------------------------------------------------------------
    Stockholders' (Deficit)      558,348        (195,546)              0        362,802
                            -------------------------------------------------------------
Total Liabilities and
 Capital                 $     1,146,847     $   415,468     $   (10,000)   $ 1,552,315
                            =============================================================
<P>
Notes to Unaudited Combined Balance Sheet
<P>
Note 1- Proforma adjustments represent intercompany eliminations.
<P>
                                           F1
<P>

                           THE AUXER GROUP, INC.
<P>
               UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
<P>
                              JUNE 30, 2000
                              Auxer           Auxer         Pro Forma        Pro Forma
Assets                        Group           Telecom       Adjustments      Combined
-----------------------------------------------------------------------------------------
Income                     $   1,050,918    $              $              $     1,050,918
<P>
Less cost of good sold          (705,453)                                        (705,453)
                           --------------------------------------------------------------
Gross profit                     345,465                0               0         345,465
<P>
Operations:
<P>
 General and administrative      904,008                                          904,008
<P>
 Depreciation                      8,846           51,933                          60,779
<P>
 Interest expense                  8,005           30,560                          38,565
                           --------------------------------------------------------------
 Total expense                   920,859           82,493               0       1,003,352
                           --------------------------------------------------------------
Income (loss) from operations   (575,394)         (82,493)              0        (657,887)
<P>
Other income (expense)
<P>
 Loss on abandonment of  leasehold
  improvements                    (2,518)                                          (2,518)
                           --------------------------------------------------------------
Net income (loss)          $    (577,912)  $     (82,493)  $            0 $      (660,405)
                           ==============================================================
<P>
 Net income (loss) per share                                                  $     (0.01)
                                                                              ===========
 Weighted average shares outstanding (000's)                                       56,737
                                                                              ===========
<P>
                                       F2
<P>

                           THE AUXER GROUP, INC.
<P>
               UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
<P>
                             DECEMBER 31, 1999
                              Auxer           Auxer         Pro Forma        Pro Forma
Assets                        Group           Telecom       Adjustments      Combined
-----------------------------------------------------------------------------------------
Income                     $     871,259     $             $              $     871,259
<P>
Less cost of good sold          (622,210)                                      (622,210)
                           --------------------------------------------------------------
Gross profit                     249,049                 0             0        249,049
<P>
Operations:
<P>
 General and administrative    1,302,418                                      1,302,418
<P>
 Depreciation                     11,626            51,933                       63,559
<P>
 Interest expense                 10,618            61,120                       71,738
                           --------------------------------------------------------------
       Total expense           1,324,662           113,053             0      1,437,715
                           --------------------------------------------------------------
Income (loss) from
 operations                   (1,075,613)         (113,053)            0     (1,188,666)
<P>
Other income (expense)               706                                            706
<P>
 Loss on abandonment of
  leasehold improvements                                                              0
                           --------------------------------------------------------------
Net income (loss) before
 extraordinary items          (1,074,907)         (113,053)            0     (1,187,960)
<P>
Extraordinary item, gain on
 forgiveness of debt              99,780                 0             0         99,780
                           --------------------------------------------------------------
Net income (loss)         $     (975,127)   $     (113,053) $          0  $  (1,088,180)
                           ==============================================================
Net income (loss) per share                                                 $     (0.02)
                                                                            =============
Weighted average shares outstanding (000's)                                      48,756
                                                                            =============
<P>
                                        F3
<P>

            NOTES TO THE UNAUDITED PRO FORMA
                STATEMENT OF OPERATIONS
<P>
Note 1 - The Pro Forma Statements of Operations assume that the acquisition of the Telecom switching equipment occurred on January 1, 1999. For purpose of the Pro Forma Statements of Operations for the year ended December 31, 1999 and the six months ended June 30, 2000, Auxer Group's historical statements of operations for the year ended December 31, 1999 and the six months ended June 30, 1999 were combined with the estimated results of Auxer Telecom.
<P>
Note 2 - The estimated proforma depreciation for Auxer Telecom is based upon the equipment fair value and the equipment is being depreciated over its estimated useful life of five years. Company policy is to take one half year's depreciation in the year of acquisition.
<P>
Note 3 - Interest expense reflects imputed interest at a rate of 12% on the loan payable for the equipment.
<P>
Index to Exhibits
<P>
2.1     Contract for the Sale of Goods. *
99      Press Release *
<P>
* Filed with the original 8-K filing filed on September 8,
2000. (SEC No. 0-30440)
<P>
                      SIGNATURES
<P>
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
<P>
                            The Auxer Group, Inc.,
                            a Delaware corporation
<P>
                            /s/    Eugene Chiaramonte
                            --------------------------------
                                   Eugene Chiaramonte, Jr.
                                   President
<P>
DATED: November 7, 2000
<P>